                                                                   Exhibit 10.13

                                   Warrant Agreement
                                dated February 4, 2000

     The following parties have entered into the Warrant Agreement attached hereto in connection with warrants to purchase shares of Common Stock of BioSphere Medical, Inc.:

Purchaser                              Shares Underlying Warrants
-----------------------------------------------------------------

ABS Employees' Venture                          6,944
Fund Limited Partnership
-----------------------------------------------------------------
ACI Capital / BSMD, LLC                         4,166
-----------------------------------------------------------------
ACI Capital / BSMDI, LLC                       44,444
-----------------------------------------------------------------
Biopergs, LLC                                   6,944
-----------------------------------------------------------------
Cerberus Partners, L.P.                        13,889
-----------------------------------------------------------------
Cerberus International, LTD.                   27,778
-----------------------------------------------------------------
Pequod Investments, L.P.                       25,000
-----------------------------------------------------------------
Pequod International, LTD                      16,667
-----------------------------------------------------------------
Richard Gallen & Co. Pension                    2,778
Trust 002
-----------------------------------------------------------------
Ursus Capital, L.P.                             3,750
-----------------------------------------------------------------
John M. Carnuccio                               1,388
-----------------------------------------------------------------
Jean-Marie Vogel                                1,388
-----------------------------------------------------------------
David P. Southwell                              1,388
-----------------------------------------------------------------
Timothy J. Barberich                            6,944
-----------------------------------------------------------------

--------------------------------------------------------------------------------














                                WARRANT AGREEMENT

                                 BY AND BETWEEN

                             BIOSPHERE MEDICAL, INC.

                                       AND

                           THE PURCHASER NAMED HEREIN

                          DATED AS OF February 4, 2000


--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                                                               PAGE
ARTICLE I
         WARRANT CERTIFICATES.....................................................................................1
         Section 1.1       Forms of Warrant Certificates..........................................................1
         Section 1.2       Execution of Warrant Certificates......................................................1
         Section 1.3       Registration of Warrant Certificates...................................................2
         Section 1.4       Exchange and Transfer of Warrant Certificates..........................................2
         Section 1.5       Lost, Stolen, Mutilated or Destroyed Warrant Certificates..............................3
         Section 1.6       Cancellation of Warrant Certificates...................................................3

ARTICLE II
         WARRANT EXERCISE PRICE AND EXERCISE OF WARRANTS..........................................................3
         Section 2.1       Exercise Price.........................................................................3
         Section 2.2       Registration of Warrants and Warrant Shares............................................3
         Section 2.3       Procedure for Exercise of Warrants.....................................................3
         Section 2.4       Issuance of Common Stock...............................................................4
         Section 2.5       Certificates for Unexercised Warrants..................................................4
         Section 2.6       Reservation of Shares..................................................................4
         Section 2.7       No Impairment..........................................................................4

ARTICLE III
         ADJUSTMENTS AND NOTICE PROVISIONS........................................................................5
         Section 3.1       Adjustment of Exercise Price...........................................................5
         Section 3.2       No Adjustments to Exercise Price.......................................................5
         Section 3.3       Adjustment of Number of Shares.........................................................5
         Section 3.4       Reorganizations........................................................................5
         Section 3.5       Verification of Computations...........................................................6
         Section 3.6       Notice of Certain Actions..............................................................6
         Section 3.7       Certificate of Adjustments.............................................................7
         Section 3.8       Warrant Certificate Amendments.........................................................7
         Section 3.9       Fractional Shares......................................................................7

ARTICLE IV
         MISCELLANEOUS............................................................................................8
         Section 4.1       Payment of Taxes and Charges...........................................................8
         Section 4.2       Changes to Agreement...................................................................8
         Section 4.3       Assignment.............................................................................8
         Section 4.4       Successor to Company...................................................................8
         Section 4.5       Notices................................................................................8
         Section 4.6       Defects in Notice......................................................................9



                                       (i)


                                                                                                               PAGE

         Section 4.7       Governing Law and Consent to Jurisdiction..............................................9
         Section 4.8       Standing..............................................................................10
         Section 4.9       Counterparts..........................................................................10
         Section 4.10      Availability of the Agreement.........................................................10
         Section 4.11      Entire Agreement......................................................................10

WARRANT AGREEMENT
         COMPANY SIGNATURE PAGE..................................................................................11

WARRANT AGREEMENT
         PURCHASER SIGNATURE PAGE................................................................................12

EXHIBIT A - FORM OF WARRANT CERTIFICATE.........................................................................A-1



                                      (ii)

                                WARRANT AGREEMENT

         THIS WARRANT AGREEMENT, dated as of February __, 2000, is entered into by and between BioSphere Medical, Inc., a Delaware corporation (the
"Company"), and the undersigned purchaser (the "Purchaser").

                                   WITNESSETH:

         WHEREAS, the Company proposes to sell pursuant to a Stock and Warrant Purchase Agreement, dated as of February __, 2000 (the "Purchase Agreement"), by and between the Company and the Purchaser, ___ shares of common stock, par value $.01 per share, of the Company (the "Common Stock") and warrants (each, a "Warrant", and collectively, the "Warrants") to purchase up to an aggregate of ___ shares (subject to adjustment) of Common Stock (the Common Stock issuable upon exercise of the Warrants being referred to herein as the "Warrant Shares");

         NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:

                                    ARTICLE I
                              WARRANT CERTIFICATES

         Section 1.1 FORMS OF WARRANT CERTIFICATES. The warrant certificates (the "Warrant Certificates") shall be issued in registered form only and, together with the form of the election to purchase (the "Election to Purchase"), and assignment (the "Assignment") to be attached thereto, shall be substantially in the form of EXHIBIT A attached hereto and, in addition, may have such letters, numbers or other marks of identification or designation and such legends, summaries, or endorsements stamped, printed, lithographed or engraved thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as, in any particular case, may be required in the opinion of counsel for the Company, to comply with any law or with any rule or regulation of any regulatory authority or agency, or to conform to customary usage.

         Section 1.2 EXECUTION OF WARRANT CERTIFICATES. The Warrant Certificates shall be executed on behalf of the Company by its Chairman or President or any Vice President and attested to by its Secretary or Assistant Secretary, either manually or by facsimile signature printed thereon. In case any authorized officer of the Company who shall have signed any of the Warrant Certificates shall cease to be an officer of the Company either before or after delivery thereof by the Company to any Purchaser, the signature of such person on such Warrant Certificates shall be valid nevertheless and such Warrant Certificates may be issued and delivered to those persons entitled to receive the Warrants represented thereby with the same force and effect as though the person who signed such Warrant Certificates had not ceased to be an officer of the Company.

         Section 1.3 REGISTRATION OF WARRANT CERTIFICATES. The Company shall number and register the Warrant Certificates in a register as they are needed. The Company may deem and treat the registered holder(s) of the Warrant Certificates (the "Holders") as the absolute owner(s) thereof for all purposes.

         Section 1.4 EXCHANGE AND TRANSFER OF WARRANT CERTIFICATES. The Warrants (and any Warrant Shares issued upon exercise of the Warrants) shall be transferable only in accordance with the terms of this Agreement and the Purchase Agreement and shall bear a legend in substantially the following form:

                  "NEITHER THE ISSUANCE OF SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE ISSUANCE OF ANY SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), NOR UNDER THE SECURITIES OR "BLUE SKY" LAWS OF ANY STATE. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED, EXCEPT PURSUANT TO (i) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER THE SECURITIES ACT OR (ii) ANY EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS. ANY TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS CONTAINED IN A STOCK AND WARRANT PURCHASE AGREEMENT DATED AS OF FEBRUARY 4, 2000, AS AMENDED FROM TIME TO TIME, AND THE TERMS AND CONDITIONS CONTAINED IN A WARRANT AGREEMENT DATED AS OF FEBRUARY 4, 2000, AS AMENDED FROM TIME TO TIME. A COMPLETE AND CORRECT COPY OF THE FORM OF SUCH STOCK AND WARRANT PURCHASE AGREEMENT OR WARRANT AGREEMENT WILL BE FURNISHED BY THE ISSUER TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE."

         The Company may from time to time register the transfer of any outstanding Warrant Certificates in a warrant register to be maintained by the Company upon surrender thereof accompanied by a written instrument or instruments of transfer in form satisfactory to the Company duly executed by the Holder or Holders thereof or by the duly appointed legal representative thereof or by a duly authorized attorney. Upon any such registration of transfer, a new Warrant Certificate shall be issued to the transferee(s).

         Warrant Certificates may be exchanged at the option of the Holder(s) thereof, when surrendered to the Company at the address set forth in Section 4.5 hereof for another Warrant Certificate or Warrant Certificates of like tenor and representing in the aggregate a like number of Warrant Shares; PROVIDED that the Company shall not be required to issue any Warrant Certificate representing any fractional Warrant Shares.

         Section 1.5 LOST, STOLEN, MUTILATED OR DESTROYED WARRANT CERTIFICATES. If any Warrant Certificate shall be mutilated, lost, stolen or destroyed, the Company shall issue, execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Warrant Certificate, or in lieu of or in substitution for a lost, stolen or destroyed Warrant Certificate, a new Warrant Certificate representing an equivalent number of Warrants or Warrant Shares. If required by the Company, the Holder of the mutilated, lost, stolen or destroyed Warrant Certificate must provide indemnity sufficient to protect the Company from any loss which it may suffer if the Warrant Certificate is replaced. Any such new Warrant Certificate shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant Certificate shall be at any time enforceable by anyone.

         Section 1.6 CANCELLATION OF WARRANT CERTIFICATES. Any Warrant Certificate surrendered upon the exercise of Warrants or for exchange or transfer, or purchased or otherwise acquired by the Company, shall be canceled and shall not be reissued by the Company; and, except as provided in Section 2.5 hereof in case of the exercise of less than all of the Warrants evidenced by a Warrant Certificate or in Section 1.4 in an exchange or transfer, no Warrant Certificate shall be issued hereunder in lieu of such canceled Warrant Certificate. Any Warrant Certificate so canceled shall be destroyed by the Company.

                                   ARTICLE II
                 WARRANT EXERCISE PRICE AND EXERCISE OF WARRANTS

         Section 2.1 EXERCISE PRICE. Each Warrant Certificate shall, when signed by the Chairman or President or any Vice President and attested to by the Secretary or Assistant Secretary of the Company, entitle the Holder thereof to purchase from the Company, subject to the terms and conditions of this Agreement, the number of fully paid and nonassessable Warrant Shares evidenced thereby at a purchase price of $20.00 per share or such adjusted number of Warrant Shares at such adjusted purchase price as may be established from time to time pursuant to the provisions of Article III hereof, payable in full in accordance with Section 2.3 hereof, at the time of exercise of the Warrant. Except as the context otherwise requires, the term "Exercise Price" as used in this Agreement shall mean the purchase price of one share of Common Stock, reflecting all appropriate adjustments made in accordance with the provisions of
Article III hereof.

         Section 2.2 REGISTRATION OF WARRANTS AND WARRANT SHARES. Except as provided in the Purchase Agreement, the Warrants and Warrant Shares shall not be registered for resale under the Securities Act of 1933, as amended.

         Section 2.3 PROCEDURE FOR EXERCISE OF WARRANTS. The Warrants may be exercised at the Exercise Price at any time after the date hereof and prior to the Expiration Date (as hereinafter defined). The Warrants shall expire at 5:00 p.m., Boston time, on February 4, 2005 (the "Expiration Date"). The Warrants may be exercised by surrendering the Warrant Certificates representing such Warrants to the

Company at its address set forth in Section 4.5 hereof, together with the Election to Purchase duly completed and executed, accompanied by payment in full, as set forth below, to the Company of the Exercise Price for each Warrant Share in respect of which such Warrants are being exercised. Such Exercise Price shall be paid in full by cash or a certified check or a wire transfer in same day funds in an amount equal to the Exercise Price multiplied by the number of Warrant Shares then being purchased.

         Section 2.4 ISSUANCE OF COMMON STOCK. As soon as practicable after the Date of Exercise (as defined in Section 3.9) of any Warrants, the Company shall issue, or cause its transfer agent to issue, a certificate or certificates for the number of full Warrant Shares, registered in accordance with the instructions set forth in the Election to Purchase, together with cash for fractional shares as provided in Section 3.10. All Warrant Shares issued upon the exercise of any Warrants shall be validly authorized and issued, fully paid, non-assessable, free of preemptive rights and (subject to Section 4.1 hereof) free from all taxes, liens, charges and security interests in respect of the issuance thereof. Each person in whose name any such certificate for Warrant Shares is issued shall be deemed for all purposes to have become the holder of record of the Common Stock represented thereby on the Date of Exercise of the Warrants resulting in the issuance of such shares, irrespective of the date of issuance or delivery of such certificate for Warrant Shares.

         Section 2.5 CERTIFICATES FOR UNEXERCISED WARRANTS. In the event that, prior to the Expiration Date, a Warrant Certificate is exercised in respect of fewer than all of the Warrant Shares issuable on such exercise, a new Warrant Certificate representing the remaining Warrant Shares shall be issued and delivered pursuant to the provisions hereof; PROVIDED that the Company shall not be required to issue any Warrant Certificate representing any fractional Warrant Shares.

         Section 2.6 RESERVATION OF SHARES. The Company shall at all times reserve and keep available, free from preemptive rights, for issuance upon the exercise of Warrants, the maximum number of its authorized but unissued shares or treasury shares, or both, of Common Stock which may then be issuable upon the exercise in full of all outstanding Warrants.

         Section 2.7 NO IMPAIRMENT. The Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrants, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holders against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any Warrant Shares receivable upon the exercise of the Warrants above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable Warrant Shares upon the exercise of any Warrant, and (c) use reasonable best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under the Warrants.

                                   ARTICLE III
                        ADJUSTMENTS AND NOTICE PROVISIONS

         Section 3.1 ADJUSTMENT OF EXERCISE PRICE. In case the Company shall (i) declare a dividend or make a distribution on the outstanding shares of its Common Stock in shares of its Common Stock, (ii) subdivide or reclassify the outstanding shares of its Common Stock into a greater number of shares, or (iii) combine or reclassify the outstanding shares of its Common Stock into a smaller number of shares, the Exercise Price in effect immediately after the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding immediately before such dividend, distribution, subdivision, combination or reclassification, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such dividend, distribution, subdivision, combination or reclassification. Any shares of Common Stock of the Company issuable in payment of a dividend shall be deemed to have been issued immediately prior to the record date for such dividend for purposes of calculating the number of outstanding shares of Common Stock of the Company under this Section 3.l. Such adjustment shall be made successively whenever any event specified above shall occur.

         Section 3.2 NO ADJUSTMENTS TO EXERCISE PRICE. No adjustment in the Exercise Price in accordance with the provisions of Section 3.1 hereof need be made unless such adjustment would amount to a change of at least 0.5% in such Exercise Price; PROVIDED, HOWEVER, that the amount by which any adjustment is not made by reason of the provisions of this Section 3.2 shall be carried forward and taken into account at the time of any subsequent adjustment in the Exercise Price.

         Section 3.3 ADJUSTMENT OF NUMBER OF SHARES. Upon each adjustment of the Exercise Price pursuant to Section 3.l hereof, each Warrant shall thereupon evidence the right to purchase that number of Warrant Shares (calculated to the nearest hundredth of a share) obtained by multiplying the number of Warrant Shares purchasable immediately prior to such adjustment upon exercise of the Warrant by the Exercise Price in effect immediately prior to such adjustment and dividing the product so obtained by the Exercise Price in effect immediately after such adjustment.

         Section 3.4 REORGANIZATIONS. In case of any capital reorganization, other than in the cases referred to in Section 3.1 hereof, or the consolidation or merger of the Company with or into another corporation (other than a merger or consolidation in which the Company is the continuing corporation and which does not result in any reclassification of the outstanding shares of Common Stock or the conversion of such outstanding shares of Common Stock into shares of other stock or other securities or property), or the sale or conveyance of the property of the Company as an entirety or substantially as an entirety (collectively such actions being hereinafter referred to as "Reorganizations"), there shall thereafter be deliverable upon exercise of any Warrant (in lieu of the number of Warrant Shares theretofore deliverable) the number of shares of stock or other securities or property to which a holder of the number of Warrant Shares which would otherwise have been deliverable upon the exercise of such Warrant would have been entitled upon such Reorganization if such Warrant had been exercised in full immediately prior to such Reorganization. In case of any Reorganization, appropriate adjustment, as determined in good faith by the

Board of Directors of the Company, shall be made in the application of the provisions herein set forth with respect to the rights and interests of Holders so that the provisions set forth herein shall thereafter be applicable, as nearly as possible, in relation to any shares or other property thereafter deliverable upon exercise of Warrants. Any such adjustment shall be made by and set forth in a supplemental agreement prepared by the Company or any successor thereto, between the Company and any successor thereto, and shall for all purposes hereof conclusively be deemed to be an appropriate adjustment.

         Section 3.5 VERIFICATION OF COMPUTATIONS. The Company shall select a firm of independent public accountants (which may be its outside auditors), which selection may be changed from time to time, to verify each computation and/or adjustment made in accordance with this Article III. The certificate, report or other written statement of any such firm shall be conclusive evidence of the correctness of any computation made under this Article III. Promptly upon its receipt of such certificate, report or statement from such firm of independent public accountants, the Company shall deliver a copy thereof to each Holder.

         Section 3.6 NOTICE OF CERTAIN ACTIONS. In the event the Company shall
(a) declare any dividend payable in Common Stock to the holders of its Common Stock, or (b) effect any reclassification of its Common Stock (other than a reclassification involving merely the subdivision or combination of outstanding shares of Common Stock) or any capital reorganization or any consolidation or merger (other than a merger in which no distribution of securities or other property is made to holders of Common Stock) or any sale, transfer or other disposition of its property, assets and business substantially as an entirety, or the liquidation, dissolution or winding up of the Company; then, in each such case, the Company shall cause notice of such proposed action to be mailed to each Holder at least thirty (30) days prior to such action; PROVIDED, HOWEVER, that in the event that the Company provides public notice of such action specifying the information set forth below at least ten (10) days prior to such action, the Company shall be deemed to have satisfied its obligation to provide notice pursuant to this Section 3.6. Such notice shall specify the date on which the books of the Company shall close, or a record be taken, for determining holders of Common Stock entitled to receive such stock dividend or other distribution or such rights or options, or the date on which such reclassification, reorganization, consolidation, merger, sale, transfer, other disposition, liquidation, dissolution, winding up or exchange shall take place or commence, as the case may be, and the date as of which it is expected that holders of record of Common Stock shall be entitled to receive securities or other property deliverable upon such action, if any such date has been fixed. Such notice shall be mailed in the case of any action covered by item (a) of this Section 3.6, at least ten (10) days prior to the record date for determining holders of the Common Stock for purposes of receiving such payment or offer, and in the case of any action covered by item (b) of this Section 3.6, at least ten (10) days prior to the earlier of the date upon which such action is to take place or any record date to determine holders of Common Stock entitled to receive such securities or other property.

         Section 3.7 CERTIFICATE OF ADJUSTMENTS. Whenever any adjustment is to be made pursuant to this Article III, the Company shall prepare a certificate executed by the Chief Financial Officer of the Company, setting forth such adjustments to be mailed to each Holder at least fifteen (15) days prior thereto, such notice to include in reasonable detail (a) the events precipitating the adjustment, (b) the computation of any adjustments, and (c) the Exercise Price and the number of shares or the securities or other property purchasable upon exercise of each Warrant after giving effect to such adjustment. Such Certificate shall be accompanied by the accountant's verification required by Section 3.5 hereof.

         Section 3.8 WARRANT CERTIFICATE AMENDMENTS. Irrespective of any adjustments pursuant to this Article III, Warrant Certificates theretofore or thereafter issued need not be amended or replaced, but certificates thereafter issued shall bear an appropriate legend or other notice of any adjustments; PROVIDED the Company may, at its option, issue new Warrant Certificates evidencing Warrants in such form as may be approved by its Board of Directors to reflect any adjustment in the Exercise Price and number of Warrant Shares purchasable under the Warrants.

         Section 3.9 FRACTIONAL SHARES. The Company shall not be required upon the exercise of any Warrant to issue fractional Warrant Shares which may result from adjustments in accordance with this Article III to the Exercise Price or number of Warrant Shares purchasable under each Warrant. If more than one Warrant is exercised at one time by the same Holder, the number of full Warrant Shares which shall be issuable upon the exercise thereof shall be computed based on the aggregate number of Warrant Shares purchasable upon exercise of such Warrants. With respect to any final fraction of a share called for upon the exercise of any Warrant or Warrants, the Company shall pay an amount in cash to the Holder of the Warrants in respect of such final fraction in an amount equal to the Fair Market Value of a share of Common Stock as of the Date of Exercise of such Warrants, multiplied by such fraction. All calculations under this
Section 3.9 shall be made to the nearest hundredth of a share.

         As used in this Agreement: (a) the term "Fair Market Value," on a per share basis, means the average of the daily Closing Prices (as hereinafter defined) of the Common Stock for the five (5) consecutive Trading Days (as hereinafter defined) ending the Trading Day immediately preceding the Date of Exercise; (b) the term "Date of Exercise" with respect to any Warrant means the date on which such Warrant is exercised as provided herein; (c) the term "Closing Price" for any date shall mean the last sale price reported in THE WALL STREET JOURNAL regular way or, in case no such reported sale takes place on such date, the average of the last reported bid and asked prices regular way, in either case on the principal national securities exchange on which the Common Stock is admitted to trading or listed if that is the principal market for the Common Stock or, if not listed or admitted to trading on any national securities exchange or if such national securities exchange is not the principal market for the Common Stock, the last sale price as reported on The Nasdaq Stock Market, Inc.'s National Market ("Nasdaq") or its successor, if any, or if the Common Stock is not so reported, the average of the reported bid and asked prices in the over-the-counter market, as furnished by the National Quotation Bureau, Inc., or if such firm is not then engaged in the business of reporting such prices, as furnished by any similar firm then engaged in such business and selected by the Company or, if there is no such firm, as furnished by any member of the National Association of Securities Dealers, Inc. ("NASD") selected by the Company or, if the Common Stock is not quoted in the over-the-counter market, the fair value thereof determined in good faith by the Company's Board of Directors as of a date which is within 15 days of the date as of which the determination is to be made; and (d) the term "Trading Days" with respect to the Common Stock means (i) if the Common Stock is quoted on Nasdaq or any similar system of automated dissemination of quotations of securities prices, days on which trades may be made on such system or (ii) if the Common

Stock is listed or admitted for trading on any national securities exchange, days on which such national securities exchange is open for business.

                                   ARTICLE IV
                                  MISCELLANEOUS

         Section 4.1 PAYMENT OF TAXES AND CHARGES. The Company will pay all taxes (other than income taxes) and other government charges in connection with the issuance or delivery of the Warrants and the initial issuance or delivery of Warrant Shares upon the exercise of any Warrants and payment of the Exercise Price. The Company shall not, however, be required to pay any additional transfer taxes in connection with the subsequent transfer of Warrants or any transfer involved in the issuance and delivery of Warrant Shares in a name other than the name in which the Warrants to which such issuance relates were registered, and, if any such tax would otherwise be payable by the Company, no such issuance or delivery shall be made unless and until the person requesting such issuance has paid to the Company the amount of any such tax, or it is established to the reasonable satisfaction of the Company that any such tax has been paid.

         Section 4.2 CHANGES TO AGREEMENT. No amendment of this Agreement may be made without the written consent of the parties hereto. Any such amendment shall be in writing, shall specifically reference this Agreement and shall be signed by the parties hereto.

         Section 4.3 ASSIGNMENT. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Holders shall bind and inure to the benefit of their respective successors and assigns.

         Section 4.4 SUCCESSOR TO COMPANY. In the event that the Company merges or consolidates with or into any other corporation or sells or otherwise transfers its property, assets and business substantially as an entirety to a successor corporation, the Company shall use reasonable commercial efforts to have such successor corporation assume each and every covenant and condition of this Agreement to be performed and observed by the Company.

         Section 4.5 NOTICES. Any notice or demand required by this Agreement to be given or made by any Holder to or on the Company shall be sufficiently given or made if sent by first-class or registered mail, postage prepaid, addressed as follows:

                           BioSphere Medical, Inc.
                           111 Locke Drive
                           Marlborough, MA 01752
                           Attn: Chief Financial Officer

                  With a copy to:

                           Goodwin, Procter & Hoar LLP

                           Exchange Place
                           Boston, MA 02109
                           Attn: Stuart M. Cable, P.C.

Any notice or demand required by this Agreement to be given or made by the Company to or on any Holder shall be sufficiently given or made if sent by first-class or registered mail, postage prepaid, addressed to such Holder and sent to the following address:


                           ___________________________
                           ___________________________
                           ___________________________
                           Attn:______________________

                  With a copy to:

                           ___________________________
                           ___________________________
                           ___________________________
                           Attn:______________________

Any notice or demand required by this Agreement to be given or made by the Company to or on any Holder shall be sufficiently given or made, whether or not such holder receives the notice, five (5) days after mailing, if sent by first-class or registered mail, postage prepaid, addressed to such Holder at its last address as shown on the books of the Company. Otherwise, such notice or demand shall be deemed given when received by the party entitled thereto.

         Section 4.6 DEFECTS IN NOTICE. Failure to file any certificate or notice or to mail any notice, or any defect in any certificate or notice pursuant to this Agreement shall not affect in any way the rights of any Holder or the legality or validity of any adjustment made pursuant to Section 3.1 hereof, or any transaction giving rise to any such adjustment, or the legality or validity of any action taken or to be taken by the Company.

         Section 4.7 GOVERNING LAW AND CONSENT TO JURISDICTION. THIS AGREEMENT AND EACH WARRANT CERTIFICATE ISSUED HEREUNDER SHALL BE GOVERNED BY THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS WITHOUT GIVING EFFECT TO CONFLICTS OF LAWS PRINCIPLES. FURTHERMORE, EACH INVESTOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS AND THE UNITED STATES OF AMERICA FOR THE DISTRICT OF MASSACHUSETTS IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND EACH WARRANT CERTIFICATE.

         Section 4.8 STANDING. Nothing in this Agreement expressed and nothing that may be implied from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any person or corporation other than the Company and the Holders of any right, remedy or claim under or by reason of this Agreement or of any covenant, condition, stipulation, promise or agreement contained herein; and all covenants, conditions, stipulations, promises and agreements contained in this Agreement shall be for the sole and exclusive benefit of the Company and its successors, and the Holders.

         Section 4.9 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

         Section 4.10 AVAILABILITY OF THE AGREEMENT. The Company shall keep copies of this Agreement available for inspection by Holders during normal business hours. Copies of this Agreement may be obtained upon written request addressed to the Company at the address set forth in Section 4.5 hereof.

         Section 4.11 ENTIRE AGREEMENT. This Agreement, including the Exhibits referred to herein and the other writings specifically identified herein or contemplated hereby, is complete, reflects the entire agreement of the parties with respect to its subject matter, and supersedes all previous written or oral negotiations, commitments and writings.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

                                WARRANT AGREEMENT
                             COMPANY SIGNATURE PAGE

         IN WITNESS WHEREOF, this Warrant Agreement has been duly executed by the parties as of the day and year first above written.


                                     BIOSPHERE MEDICAL, INC.,
                                      a Delaware corporation

                                     By:_____________________________________
                                     Name:
                                     Title:

                                WARRANT AGREEMENT
                            PURCHASER SIGNATURE PAGE

Accepted and Agreed as of the date first written above.


                                    --------------------------------

                                    By:_________________________________
                                    Name:
                                    Title:



                                    Notice Information:

                                           --------------------------

                                           --------------------------

                                           --------------------------

                                           --------------------------

                                           --------------------------

                                           --------------------------

                     EXHIBIT A - FORM OF WARRANT CERTIFICATE

NEITHER THE ISSUANCE OF SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE ISSUANCE OF ANY SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), NOR UNDER THE SECURITIES OR "BLUE SKY" LAWS OF ANY STATE. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED, EXCEPT PURSUANT TO (i) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER THE SECURITIES ACT OR (ii) ANY EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS. ANY TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS CONTAINED IN A STOCK AND WARRANT PURCHASE AGREEMENT DATED AS OF FEBRUARY ___, 2000, AS AMENDED FROM TIME TO TIME, AND THE TERMS AND CONDITIONS CONTAINED IN A WARRANT AGREEMENT DATED AS OF FEBRUARY , 2000, AS AMENDED FROM TIME TO TIME. A COMPLETE AND CORRECT COPY OF THE FORM OF SUCH STOCK AND WARRANT PURCHASE AGREEMENT OR WARRANT AGREEMENT WILL BE FURNISHED BY THE ISSUER TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE.

No. __ W-__

                    Certificate for ________________ Warrants

                        NOT EXERCISABLE AFTER 5:00 P.M.,
                        BOSTON TIME, ON FEBRUARY 4, 2005

                             BIOSPHERE MEDICAL, INC.

                    COMMON STOCK PURCHASE WARRANT CERTIFICATE

         THIS CERTIFIES that__________________, a corporation, or its registered assigns is the registered holder (the "Registered Holder") of Warrants set forth above, each of which represents the right to purchase one fully paid and non-assessable share of common stock, par value $.01 per share (the "Common Stock"), of BioSphere Medical, Inc., a Delaware corporation (the "Company"), at the Exercise Price (as defined in the Warrant Agreement) at the times specified in the Warrant Agreement, by surrendering this Warrant Certificate, with the form of Election to Purchase attached hereto duly executed and by paying in full the Exercise Price. Payment of the Exercise Price shall be made as set forth in the Warrant Agreement (as hereinafter defined). No Warrant may be exercised after 5:00 P.M., Boston time, on February 4, 2005 (the "Expiration Date"). All Warrants evidenced hereby shall thereafter become void, subject to the terms of the Warrant Agreement hereinafter referred to.

         Prior to the Expiration Date, subject to any applicable laws, rules or regulations restricting transferability and to any restriction on transferability that may appear on this Warrant Certificate and in accordance with the terms of the Warrant Agreement hereinafter referred to, the Registered Holder shall be entitled to transfer this Warrant Certificate, in whole or in part, upon surrender of this Warrant Certificate at the principal office of the Company with the form of assignment set forth hereon duly executed. Upon any such transfer, a new Warrant Certificate or Warrant Certificates representing the same aggregate number of Warrants to purchase the shares of the Common Stock will be issued in accordance with instructions in the form of assignment.

         Upon the exercise of less than all of the Warrants to purchase the shares of the Common Stock evidenced by this Warrant Certificate, there shall be issued to the Registered Holder a new Warrant Certificate in respect of the Warrants not exercised.

         Prior to the Expiration Date, the Registered Holder shall be entitled to exchange this Warrant Certificate, with or without other Warrant Certificates, for another Warrant Certificate or Warrant Certificates for the same aggregate number of Warrants to purchase the shares of the Common Stock, upon surrender of this Warrant Certificate at the principal office of the Company.

         Upon certain events provided for in the Warrant Agreement, the Exercise Price and the number of shares of Common Stock issuable upon the exercise of each Warrant are required to be adjusted.

         No fractional shares will be issued upon the exercise of Warrants. As to any final fraction of a share of Common Stock which the Registered Holder of one or more Warrant Certificates, the rights under which are exercised in the same transaction, would otherwise be entitled to purchase upon such exercise, the Company shall pay the cash value thereof determined as provided in the Warrant Agreement. No Warrant Certificate representing any fractional Warrant Shares will be issued.

         This Warrant Certificate is issued under and in accordance with the Warrant Agreement dated as of February 4, 2000 (the "Warrant Agreement") by and among the Company and the Purchaser (as defined in the Warrant Agreement) and is subject to the term and provisions contained in the Warrant Agreement. All capitalized terms not defined herein shall have the meanings given such terms as set forth in the Warrant Agreement.

         This Warrant Certificate shall not entitle the Registered Holder to any of the rights of a stockholder of the Company, including, without limitation, the right to vote, to receive dividends and other distributions, or to attend or receive any notice of meetings of stockholders or any other proceedings of the Company.

         IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its facsimile corporate seal.

                                     BIOSPHERE MEDICAL, INC.


                                     By:    ____________________________________
                                     Name:
                                     Title:

[Seal]                               Attest:

                                     By:________________________________________
                                     Name:
                                     Title:   Secretary

                              [Form of Assignment]

         FOR VALUE RECEIVED, the undersigned hereby irrevocably sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned represented by the within Warrant Certificate, with respect to the number of Warrants to purchase the shares of the Common Stock set forth below:

          NAME OF ASSIGNEE          ADDRESS              NO. OF WARRANTS
          ----------------          -------              ---------------

and does hereby irrevocably constitute and appoint _____________________ true and lawful Attorney, to make such transfer on the books of BioSphere Medical, Inc., maintained for that purpose, with full power of substitution in the premises.

Dated: __________ ___, _____       _____________________________________________
                                   Signature

                                   (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)

                         [Form of Election To Purchase]

         The undersigned hereby irrevocably elects to exercise ____________ of the Warrants represented by this Warrant Certificate and to purchase the shares of Common Stock issuable upon the exercise of said Warrants, and requests that certificates for such shares be issued and delivered as follows:

ISSUE TO:
         -----------------------------------------------------------------------
                                     (NAME)


--------------------------------------------------------------------------------
                          (ADDRESS, INCLUDING ZIP CODE)


--------------------------------------------------------------------------------
                (SOCIAL SECURITY OR OTHER IDENTIFICATION NUMBER)

DELIVER TO:
           ---------------------------------------------------------------------
                                     (NAME)

at
  ------------------------------------------------------------------------------
                          (ADDRESS, INCLUDING ZIP CODE)

         In full payment of the purchase price with respect to the exercise of Warrants to purchase shares of the Common Stock, the undersigned:

         /_/ hereby tenders payment of $________ by cash, certified check, cashier's check or money order payable in United States currency to the order of the Company; or

         If the number of Warrants to purchase the shares of the Common Stock hereby exercised is less than all the Warrants represented by this Warrant Certificate, the undersigned requests that a new Warrant Certificate representing the number of such full Warrants not exercised be issued and delivered as follows:

ISSUE TO:
         -----------------------------------------------------------------------
                                     (NAME)


--------------------------------------------------------------------------------
                          (ADDRESS, INCLUDING ZIP CODE)


--------------------------------------------------------------------------------
                  (SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER)

DELIVER TO:
            --------------------------------------------------------------------
                                     (NAME)

at
  ------------------------------------------------------------------------------
                          (ADDRESS, INCLUDING ZIP CODE)

Date: __________ ___, ______        ____________________________________________
                                    Signature

                                    (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)

                                    PLEASE INSERT SOCIAL SECURITY OR TAX
                                    I.D. NUMBER OF HOLDER


                                    ------------------------------------------